Exhibit 10.8

                   AMENDMENT NO. 1 TO ACCOUNTS RECEIVABLE AND
                         INVENTORY FINANCING AGREEMENT

     Amendment No. 1 to Accounts Receivable and Inventory Financing Agreement dated as of Jan 22nd, 2002, by and between Transamerica Commercial Finance Corporation ("TCFC") and Pacific Magtron, Inc. ("Dealer 1") and Pacific Magtron
(GA), Inc. ("Dealer 2") (Dealer 1 and Dealer 2 shall hereinafter be individually referred to as a "Dealer" and collectively as the "Dealer").

                                    PREAMBLE

     Pursuant to that certain Accounts Receivable and Inventory Financing Agreement dated as of July 13, 2001 by and among TCFC and Dealer (the "Financing Agreement"), TCFC made certain financing available to Dealer. Dealer has requested TCFC to modify certain terms and provisions of the Financing Agreement. TCFC has agreed to do so, upon the terms and conditions of this Amendment.

     NOW, THEREFORE, in consideration of the premises which are incorporated herein by this reference and constitute an integral part of this Amendment, the execution and delivery of this Amendment and the mutual covenants and agreements hereafter set forth, the parties hereto agree as follows:

     1. The reference to the "UCC" in Section 1.1 of the Financing Agreement shall mean the Uniform Commercial Code as enacted and amended in the State of Illinois, and as may be further amended from time to time.

     2. The following are added as new defined terms in Section 1.3 of the Financing Agreement:

          "GE" - GE Capital Commercial Services, Inc."

          "GE Factoring Agreement" - that certain Non-Notification Factoring Contact and Security Agreement dated as of Dec 7th, 2001, by and between Dealer and GE, a copy of which is attached as Schedule 1.3-1."

          "GE Intercreditor Agreement" - that certain Intercreditor Agreement dated as of March 27, 2002 by and between TCFC and GE, a copy of which is attached hereto as Exhibit 1.3-2."

     3.  The  following  is added to the end of  Section  3.11 of the  Financing
Agreement:

          "Without limitation of the foregoing, each Dealer (i) shall authenticate such financing statements and such other instruments and documents when and as reasonably requested by TCFC; and (ii) hereby authorizes TCFC through any of TCFC's employees, agents or attorneys to file any and all financing statements, including, without
          limitation,   any  continuations,   transfers  or  amendments  thereof
          required to perfect TCFC's security interest and liens in the Collateral under the UCC without authentication or execution by any Dealer."

     4.  Schedule  6.9 to the  Financing  Agreement  is  amended  in the form of
Schedule 6.9 attached to this Amendment.

     5. Section 7.2 of the Financing Agreement is amended to read as follows:

          "7.2 Indebtedness. Such Dealer shall not (i) incur or permit to exist any indebtedness except for Liabilities to TCFC, deferred taxes, current accounts payable arising in the ordinary course of business and not overdue, non-current accounts payable which such Dealer is contesting in good faith by appropriate proceedings and indebtedness due to GE pursuant to the GE Factoring Agreement; or (ii) guaranty, endorse or become responsible for obligations of any other Person or incur any contingent obligation other than endorsements of negotiable instruments for collection in the ordinary course of business."

     6. Section 7.3 of the Financing Agreement is amended to read as follows:

          "7.3 Disposal of Collateral. Dealer shall not sell, lease, transfer, assign or otherwise dispose of any of the Collateral or any other asset except for (A) the sale (not subject to repurchase obligation or return right) of finished inventory in the ordinary course of business to persons other than other Dealers; and (B) sales or transfers of Inventory to other dealers (but not to Affiliates who are not also Dealers) subject to the other provisions of this Agreement; and (C) the assignment of Accounts to GE pursuant to the GE Factoring Agreement. Such Dealer shall not sell Inventory to an Affiliate except to other Dealers as permitted in the preceding sentence."

     7. Schedule 7.5 is amended to read in the form of Schedule 7.5 to this Amendment.

     8. Schedule 7.8 is added to the Financing Agreement in the form of Schedule
7.8 attached hereto.

     9. The period at the end of Section 9.1(j) of the Financing Agreement is amended to read "; or" and the following is added to the end of Section 9.1 of the Financing Agreement.

          "(k) any event or event of default (howsoever such terms are defined) shall occur at any time under the GE Factoring Agreement."

     10. All representations and warranties made to TCFC in the Financing Agreement and all agreements, documents and instruments relating to the Financing Agreement are hereby restated to TCFC and all of such representations and warranties remain true and correct as of the date of this Amendment.

     11. All of the pledges, assignments, transfers, conveyances, mortgages and grants of security interest of any property given to TCFC by any Dealer pursuant to the Financing Agreement and all agreements, documents and instruments relating to the Financing Agreement, including, but not limited to, pursuant to Section Three of the Financing Agreement, have constituted and shall and hereinafter do continue to constitute pledges, assignments, transfers, conveyances, mortgages and grants of security interests of property to secure the Liabilities.

     12. TCFC's obligation to enter into this Amendment is subject to the fulfillment of each and every one of the following conditions prior to, or contemporaneously with the execution and delivery of this Amendment:

          A. All of the conditions precedent set forth in the Financing Agreement shall have been met; and

          B. TCFC shall have received such instruments, agreements and documents in form and manner satisfactory to TCFC and its counsel as Lender may reasonably request and where applicable, duly executed and recorded, including, but not limited to, the following:

          (i) Certificates of the Secretaries of Dealers certifying as to (a) all corporate actions taken and consents made by Dealers to authorize the transactions provided for or contemplated under this Amendment and the execution, delivery and performance of this Amendment and all agreements, documents and instruments relating to this Amendment; and (b) the names of the officers or employees of Dealers authorized to sign this Amendment and all agreements, documents and instruments relating to this Amendment, together with a sample of the true signature of each such person. (TCFC may conclusively rely on such certificates until formally advised by a like certificate of any changes therein);

          (ii) Acknowledgement copies from the appropriate governmental authority of all Uniform Commercial Code financing statements required to perfect the TCFC's security interests in the Collateral;

         (iii) Confirmations of all guaranties given by the Guarantors;

          (iv) Certificates of good standing for Dealers in the jurisdiction of their incorporation, in the principal places in which they conduct business and in places in which they own real estate and/or Collateral;

          (v) Such other instruments or documents as TCFC may reasonably request.

          C. No Default shall have occurred and be continuing, may occur with the giving of notice, the passage of time or both.

          D. There shall have been no material adverse change in the business of any Dealer or the financial conditions of any Dealer from the most recent financial statements submitted by Dealers to TCFC.

     13. All references to the Financing Agreement in the Financing Agreement and all agreements, documents and instruments relating to the Financing Agreement shall mean the Financing Agreement, as amended by this Amendment and as may be further amended and/or restated from time to time.

     14. Dealers agree to pay all reasonable fees and out-of-pocket expenses of TCFC (including, but not limited to, outside counsel to TCFC and paralegals) in connection with the preparation of this Amendment and all agreements, documents and instruments relating to this Amendment.

     15. The Financing Agreement (as amended by this Amendment), contains the entire agreement between the parties hereto with respect to the transactions contemplated herein and supersede all prior representations, agreements, covenants and understandings, whether oral or written, related to the subject matter of the Financing Agreement. Except as specifically set forth in the Agreement, TCFC makes no covenants to any Dealer, including, but not limited to, any other commitments to provide any additional financing to any Dealer.

     16. This Amendment may be executed in any number of counterparts, each of which counterpart, once they are executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one in the same amendment.

     17. Except as specifically amended and modified by this Amendment, (A) the Financing Agreement shall remain in full force and effect and is hereby restated and incorporated herein by this reference; and (B) all terms defined in the Financing Agreement shall have the same meanings herein as therein.

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
TRANSAMERICA COMMERCIAL FINANCE
CORPORATION

By: /s/ Christopher C. Meals
    ------------------------------
Its: Vice President - Credit
     -----------------------------


PACIFIC MAGTRON, INC.


By: /s/ Theodore S. Li
    ------------------------------
Its: President
     -----------------------------


PACIFIC MAGTRON (GA), INC.


By: /s/ Theodore S. Li
    ------------------------------
Its: Sec.
     -----------------------------

                                  SCHEDULE 6.9


                        Additional Affirmative Covenants


AUDITED FINANCIAL STATEMENTS. In addition to any other financial statements, Dealer is required to furnish TCFC with a compilation of Dealer's year-end consolidated audited financial statements performed by an independent certified public accounting firm selected by Dealer and approved by TCFC, within 90 days following the end of the fiscal year to which they pertain.

TRANSFER OF ACCOUNTS TO GE. Contemporaneously with any assignment, sale or transfer of any Accounts by any Dealer to GE pursuant to the GE Factoring Agreement, such Dealer shall provide TCFC written notice of any such Accounts so assigned, sold or transferred.

PAYMENTS BY GE. Each Dealer shall at all times require that all payments to such Dealer pursuant to the GE Factoring Agreement to be paid by GE to the following Lock Box Accounts, or as otherwise directed in writing by TCFC:

The Northern Trust Bank
Account #:  57010
ABA #:  071000152
Reference #:  01-9150

So long as no Default has occurred or will occur with the giving of notice, the passage of time, or both, all monies received in such Lock Box Accounts shall be delivered to Dealer within 2 business days from receipt of said monies by TCFC.

GE FACTORING AGREEMENT REPORTS. Each Dealer shall furnish to TCFC copies of all reports required to be delivered to GE pursuant to Section 2.4(a) of the GE Factoring Agreement contemporaneously with the delivery of such reports to GE. Upon the written request of TCFC to Dealers, Dealers shall deliver to TCFC any other report or financial information required to be delivered by any Dealer to GE pursuant to the GE Factoring Agreement.

                                  SCHEDULE 7.5

                                PERMITTED LIENS

(i)   Liens to secure payment of taxes which are not yet due and payable.

(ii)  Purchase money Liens for the acquisition of Equipment.

(iii) Deposits under workmen's compensation, unemployment insurance, social security and other similar laws, or to secure statutory or performance bonds in the ordinary course of business.

(iv) Liens which, in TCFC's sole determination, do not materially impair the use or lessen the value of the Collateral.

(v) Lien in Accounts in favor of GE pursuant to the GE Factoring Agreement, PROVIDED HOWEVER, that Clause (v) shall only be applicable so long as both the GE Intercreditor Agreement and the GE Factoring Agreement are in force and effect in form and manner satisfactorily to TCFC.

                                  SCHEDULE 7.8
                         ADDITIONAL NEGATIVE COVENANTS

GE FACTORING AGREEMENT. No Dealer shall permit or agree to any amendment, modification, restatement or cancellation of the GE Factoring Amendment without the prior written consent of TCFC.

TRANSFER OF ACCOUNTS TO GE. No Dealer shall assign, sell or transfer any Accounts to GE pursuant to the GE Factoring Agreement unless such Accounts so assigned, sold or transferred (a) are at least 90 days past due from the invoice date of such Accounts or (b) is no longer in business, or (c) has filed for bankruptcy.